UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2022
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

475 Brannan Street, Suite 430
San Francisco,	California		94107
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On September 22, 2022, Upwork Inc. (the “Company” or “Upwork”) announced that it has initiated a search for a new Chief Financial Officer. In order to facilitate a smooth transition of his responsibilities, Jeff McCombs, the Company’s Chief Financial Officer, will remain with the Company through December 31, 2022 (the “Separation Date”). The Company is working with an external search firm to identify the Company’s next Chief Financial Officer.
On September 21, 2022, the Company and Mr. McCombs entered into an agreement (the “McCombs Transition Agreement”) setting forth the terms of Mr. McCombs’ separation from the Company. Pursuant to the McCombs Transition Agreement, subject to a release of claims by Mr. McCombs, Mr. McCombs will be entitled to certain payments and benefits after the Separation Date, including (i) a lump sum payment equal to six months’ base salary and (ii) reimbursement for any insurance premium payments paid by Mr. McCombs to continue to receive coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), through the earlier of (x) the effective date on which he becomes covered by a substantially equivalent health insurance plan of a subsequent employer, (y) six months following the Separation Date, and (z) the date he is no longer eligible for COBRA benefits. Mr. McCombs’ outstanding equity awards will continue to vest through his Separation Date.
The foregoing description of the McCombs Transition Agreement is qualified in its entirety by reference to the full text of the McCombs Transition Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2022.
(e)
The information set forth above under 5.02(b) is hereby incorporated by reference into this Item 5.02(e).
Item 7.01. Regulation FD Disclosure.
On September 22, 2022, in connection with the announcement of the CFO transition plan, Upwork issued a Press Release providing for certain updates regarding expectations for the third quarter 2022 financial results. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
This announcement regarding guidance is based on information available to Upwork as of the date of this Current Report on Form 8-K.
The information included or incorporated by reference in this Item 7.01, including the information contained in the Press Release, is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Company’s guidance for the quarter ended September 30, 2022. You can identify these statements by the use of terminology such as “believe,” “expect,” “will,” “should,” “could,” “estimate,” “anticipate,” or similar forward-looking terms. Forward-looking statements are based upon various estimates and assumptions, as well as information known to Upwork as of the date of this Current Report on Form 8-K, and are subject to risks and uncertainties, including but not limited to: the impact of the ongoing Russian invasion of Ukraine, our decision to suspend our business operations in Russia and Belarus, and the COVID-19 pandemic on our business and global economic conditions; the impact, severity, and duration of safety measures put in place to mitigate the impact of the COVID-19 pandemic; our ability to attract and retain a community of talent and clients; our limited operating history under our current business strategy and pricing model; our focus on the long term and our investments in sustainable, profitable growth; our ability to develop and release new products and services, and develop and release successful enhancements, features, and modifications to our existing products and services; the impact of new and existing laws and regulations; our ability to generate revenue from our marketplace offerings and the effects of fluctuations in our level of client spend retention; our ability to develop, maintain, and enhance our brand and reputation cost-effectively; competition; challenges to contractor classification or employment status of talent on our work marketplace; the possibility that the market for talent and the services they offer will develop more slowly than we expect; user circumvention of our work marketplace; our ability to sell to large enterprise and clients with larger, longer-term independent talent needs; the success of our investments in our Enterprise sales organization and our related marketing efforts, and expectations for the ability for Enterprise sales to drive incremental revenue and gross services volume (“GSV”) growth; changes in the amount and mix of services facilitated through our work marketplace from period to period; the success of our investments in brand marketing and the growth of our sales team; changes in our level of investment in sales and marketing, research and development, and general and administrative expenses, and our hiring plans for sales personnel; the market for information technology; future changes to our pricing model; payment and fraud risks; security breaches; privacy; litigation and related costs; changes in management; and other general market, political, economic, and business conditions. Actual results could differ materially from those predicted or implied, and reported results should not be considered as an indication of future performance. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.
For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to Upwork’s business in general, Upwork refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K filed with the SEC on February 15, 2022, our Quarterly Report on Form 10-Q for the three months ended March 31, 2022, filed with the SEC on April 27, 2022, our Quarterly Report on Form 10-Q for the three months ended June 30, 2022, filed with the SEC on July 27, 2022, and our other SEC filings, which are available on the Investor Relations page of our website at investors.upwork.com and on the SEC website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof, and Upwork undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 22, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: September 22, 2022	By:	/s/ Brian Levey
Brian Levey Chief Business Affairs and Legal Officer & Secretary